TIFF Investment Program (“TIP”)

Supplement dated January 2, 2019

to the TIFF Short-Term Fund Summary Prospectus dated April 30, 2018

This supplement provides new and additional information to the TIFF Short-Term Fund summary prospectus dated April 30, 2018.

The following information is added to the cover page of the summary prospectus:

Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Short-Term Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

Please keep this supplement for future reference.